Exhibit 10.1

AMENDMENT NO. 1

TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) dated as of October 9, 2013, is among TOWERS WATSON & CO., a Delaware corporation (the “Company”), certain Subsidiaries of the Company as Designated Borrowers (collectively with the Company, the “Borrowers” and each a “Borrower”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”), and each of the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of November 7, 2011 (as hereby amended and as from time to time further amended, supplemented, restated, amended and restated or otherwise modified, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made revolving credit facilities available to the Borrowers;

WHEREAS, each of the Subsidiary Guarantors has entered into the Subsidiary Guaranty pursuant to which it has guaranteed the obligations of the Borrowers under the Credit Agreement and the other Loan Documents;

WHEREAS, the Company has entered into the Company Guaranty pursuant to which it has guaranteed the obligations of the Designated Borrowers under the Credit Agreement and the other Loan Documents;

WHEREAS, the Company has requested that the Administrative Agent and the Lenders amend the Credit Agreement as set forth herein, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Amendment.

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendment to Credit Agreement. Subject to the terms and conditions set forth herein, Section 7.05(g)(iii) of the Credit Agreement is hereby amended by deleting the reference therein to “5%” and inserting “10%” in lieu thereof.

2. Effectiveness; Conditions Precedent. The effectiveness of this Amendment is subject to (a) the Administrative Agent’s receipt of counterparts of this Amendment duly executed by the Borrowers, Lenders constituting Required Lenders and the Administrative Agent and (b) no Event of Default or Default having occurred and being continuing.

3. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a) At the time of and immediately after giving effect to this Amendment, the representations and warranties of such Borrower set forth in Article V of the Credit Agreement shall be true and correct in all material respects on and as of the date hereof except that (i) if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation shall be true and correct in all respects, (ii) to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date, and (iii) for the purposes of this Amendment, the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(b) This Amendment has been duly executed and delivered by such Borrower. This Amendment constitutes a legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, Debtor Relief Laws or similar Laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

4. Entire Agreement. This Amendment, the Credit Agreement as amended hereby, and the other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

5. Full Force and Effect of Credit Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its terms.

6. Counterparts and Effectiveness. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic delivery (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. THIS AMENDMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

8. Severability. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition of invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

9. References. All references to the “Credit Agreement” in the Loan Documents shall mean the Credit Agreement, as amended hereby.

10. Successors and Assigns. This Amendment shall be binding upon each Borrower, each L/C Issuer, the Swing Line Lender, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of each Borrower, each L/C Issuer, the Swing Line Lender, the Lenders and the Administrative Agent and the respective successors and assigns of each Borrower, each L/C Issuer, the Swing Line Lender, the Lenders and the Administrative Agent.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

COMPANY: TOWERS WATSON & CO.

By:	/s/ Michael J. O’Boyle
Name:	Michael J. O’Boyle
Title:	Treasurer

DESIGNATED BORROWERS:

TOWERS WATSON DELAWARE INC., as a Borrower

By:	/s/ Michael J. O’Boyle
Name:	Michael J. O’Boyle
Title:	Treasurer

TOWERS WATSON PENNSYLVANIA INC., as a Borrower

By:	/s/ Michael J. O’Boyle
Name:	Michael J. O’Boyle
Title:	Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Liliana Claar
Name:	Liliana Claar
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, as the Swing Line Lender and as an L/C Issuer

By:	/s/ Lisa W. Reiter
Name:	Lisa W. Reiter
Title:	Director

PNC BANK, NATIONAL ASSOCIATION, as a Lender and an L/C Issuer

By:	/s/ Bremmer Kneib
Name:	Bremmer Kneib
Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Peter Martin
Name:	Peter Martin
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Alicia Schreibstein
Name:	Alicia Schreibstein
Title:	Vice President

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Steven L. Sawyer
Name:	Steven L. Sawyer
Title:	Senior Vice President

CITIZENS BANK OF PENNSYLVANIA., as a Lender

By:	/s/ Leslie D. Broderick
Name:	Leslie D. Broderick
Title:	SVP

SUNTRUST BANK, as a Lender

By:	/s/ David Bennett
Name:	David Bennett
Title:	Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Tony Sood
Name:	Tony Sood
Title:	Director

CITIBANK, N.A., as a Lender

By:	/s/ James M. Walsh
Name:	James M. Walsh
Title:	Vice President and Managing Director

SOVEREIGN BANK, as a Lender

By:	/s/ Francis D. Phillips
Name:	Francis D. Phillips
Title:	Senior Vice President

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Thomas E. Paton
Name:	Thomas E. Paton
Title:	Authorized Signatory

TD BANK, N.A., as a Lender

By:	/s/ Mark Hogan
Name:	Mark Hogan
Title:	Senior Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ John K. Perez
Name:	John K. Perez
Title:	Senior Vice President

WEBSTER BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ John H. Frost
Name:	John H. Frost
Title:	Vice President